UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-01561)

Exact name of registrant as specified in charter:	Putnam Vista Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009—July 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVISX

Putnam Vista Fund

Annual report 7 | 31 | 10

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Vista
Fund

Annual report
7 | 31 | 10

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Trustee approval of management contract	13

Other information for shareholders	18

Financial statements	19

Federal tax information	46

Shareholder meeting results	47

About the Trustees	48

Officers	50

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity markets. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell Midcap Growth Index, was introduced on 12/31/85, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Robert Brookby

Rob, how did the fund perform for the year ended July 31, 2010?

I took over as manager in April 2010, and I’m pleased to report that Putnam Vista Fund significantly outperformed both its benchmark, the Russell Midcap Growth Index, and the average return of its peer group, Lipper Mid-Cap Growth Funds. Specifically, the fund’s class A shares returned 28.67%, the benchmark rose 20.17%, and the peer group average finished at 19.35%.

The dynamics of the equity markets changed pretty dramatically during the period. How would you characterize the environment?

The dynamics certainly did change. During the first half of the period, global economies continued to rebound from the darkest days of the recession. The factors driving this rebound included extraordinary monetary policy maneuvers by the Federal Reserve Board; substantial fiscal stimulus; a series of programs designed to stimulate the economy, such as Cash for Clunkers and the first-time homebuyer’s tax credit; and corporations restocking depleted inventories.

Stocks rallied during the first few months of the period, pulled back from mid January to early February, and then resumed their upward climb until late April. It was at this point that investors became more concerned about the consequences of what I refer to as the “great swap”: the federal government acquiring the toxic assets of the private sector — primarily banks and insurance companies. In addition, concerns about Europe’s sovereign debt sent riskier asset classes spiraling downward. U.S. equities struggled in the face of weak employment and housing data, as well as a sharp decline in investor sentiment. As the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/10. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 12.

period ended, U.S. corporations were grappling with the uncertainties introduced by Washington’s policies for health-care reform and financial industry regulatory reform, and were questioning the strength of the domestic recovery.

For the period, mid- and small-cap stocks outperformed their large-cap counterparts, and consistent with the trend that characterized the period as a whole, mid- and small-cap stocks held up better than large-cap stocks during the late-period downturn.

What factors helped the fund versus its benchmark and peer group?

From a sector perspective, security selection in consumer discretionary was the biggest contributor by far, thanks in large part to standout contributions from two holdings: Las Vegas Sands and Gannett. Las Vegas Sands operates casinos in Macao, China, and Singapore. Its stock advanced strongly following the January–February pullback, reflecting investors’ convictions that the company is exceptionally well-positioned to capitalize on the rapid growth of casino gambling in Southeast Asia.

Gannett is a leading international news organization and publisher of USA Today. The improving economic outlook and prospects for better advertising revenues helped its stock rebound from depressed levels. The fund’s previous manager sold the stock before it began drifting downward during the last few months of the period.

Stock choices in information technology were the second-largest contributor to returns. Top picks in this category included an out-of-benchmark position in VMware, and overweight exposure to SanDisk. VMware is a leading supplier of server virtualization software for use in information technology [IT] infrastructure, and is 80% owned by EMC, one of the world’s largest suppliers of enterprise storage systems. As corporations focus on improving the performance of their IT infrastructures, they are increasingly adopting VMware’s solutions. The stock moved steadily higher over the course of the period.

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed.

Flash memory storage maker SanDisk benefited from greater demand for new mobile phones and tablet computing devices, such as Apple’s iPad. What’s more, investors believe SanDisk is poised to capitalize on new applications for flash memory.

Two additional holdings, Salesforce.com, a leading provider of on-demand customer relationship management software, and women’s apparel retailer Talbots, rounded out the top contributors.

Which investments weren’t as productive?

Positioning in health care and industrials detracted the most. Out-of-benchmark holdings in Affymetrix, a company in the life sciences tools and services industry, and InterMune, a biotechnology developer, were the two primary culprits in health care. Affymetrix produces DNA chip systems used to analyze genetic data that may lead to drug discoveries. Investors concluded that Affymetrix will face growing challenges from recently introduced competing products that are likely to erode the company’s market share.

InterMune’s stock rose dramatically in March only to come crashing back to earth in May, when the U.S. Food and Drug Administration refused to approve its experimental lung drug pirfenidone and requested a new clinical trial to prove that it works.

Affymetrix and InterMune were both sold during the period.

Switzerland-based engineering, construction, and project management contractor Foster Wheeler also dampened returns. The firm’s business backlog shrank as a number of projects were put on hold because of

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 7/31/10. Short-term holdings are excluded. Holdings will vary over time.

global economic uncertainty, hurting the stock’s performance.

Finally, Canadian gold-mining company Agnico-Eagle Mines was another detractor. After several years of outstanding performance, the company ran into operational issues at its Finland mine in late 2009. With the mine shut down for an extended period of time to correct problems, and the company’s earnings guidance suggesting that revenues would fall, the fund’s previous manager sold the stock during the first half of the period.

What role do derivatives play, if any, in the fund?

Derivatives generally don’t contribute materially to the fund’s performance, but occasionally I will use them in the portfolio as a risk control tool. For example, if I like a company but there is a chance some pending news might hurt the stock — an FDA rejection or the outcome of a lawsuit, for instance — I might buy a put option to help establish a floor price for my investment and in doing so, limit the fund’s downside risk. During the period, we used this strategy with our InterMune holding, which helped mitigate the stock’s negative impact on the fund’s return.

What is your outlook for the economy and U.S. equity markets in the coming months, and how do you plan to position the fund?

In my view, the economy should continue to improve, albeit very slowly. Consequently, I believe U.S. equities may stay in a trading range for some time and will move up and down based on investors’ assessments of economic data.

Unemployment remains a major concern. I hold the view that the U.S. economy needs to create about 125,000 new jobs per month, on average, to absorb the people who are looking for jobs and keep the unemployment rate constant. However, the economy isn’t creating near that level of jobs, and the unemployment rate has remained steady at around 9.5% because many people have simply stopped looking for jobs. So, the real unemployment rate is considerably higher.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed. Prior period figures shown in this chart have been restated based on the updated methodology.

Companies are uncertain about the economic recovery and are therefore reticent to hire, preferring instead to get maximum productivity out of their current work forces. This situation can’t go on indefinitely. But, I believe businesses are unlikely to resume significant hiring until they see more-convincing signs of sustained economic growth and develop a clearer sense of how government regulatory policies are likely to affect their costs.

As for positioning the fund, I want our investors to be able to capitalize on improving conditions, but I don’t want to expose them to too much risk in an uncertain environment. Therefore, I plan to continue adding stocks with high growth potential while also including investments with more defensive characteristics.

Thanks for bringing us up to date, Rob.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In June 2010, the Board of Trustees of the Putnam Funds approved a plan to merge Putnam Vista Fund into Putnam Multi-Cap Growth Fund, formerly known as Putnam New Opportunities Fund. Putnam Vista Fund is closed to new investors, effective July 15, 2010. The proposed merger is expected to occur in late September 2010, but no later than December 31, 2010.

Portfolio Manager Robert Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

Despite headlines about market volatility and a slow economic recovery, cash on U.S. corporate balance sheets has hit a record high. In June, the Federal Reserve reported that non-financial companies were holding nearly $2 trillion in cash and other liquid assets. The amount of cash is up 26% from a year ago, the largest increase on record, according to the central bank. Many firms implemented cost-cutting measures and other efficiencies in 2009. Concerned about the strength of the economic recovery and the debt crisis in Europe, companies have been reluctant to spend in recent months. Ultimately, that cash may be deployed on hiring, dividends, mergers, stock repurchases, and other shareholder-friendly activities.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/3/68)		(3/1/93)		(7/26/99)		(12/8/94)		(1/21/03)	(3/28/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.52%	8.37%	7.56%	7.56%	7.71%	7.71%	7.84%	7.75%	8.26%	8.62%

10 years	–36.17	–39.86	–40.77	–40.77	–40.72	–40.72	–39.21	–41.35	–37.63	–34.56
Annual average	–4.39	–4.96	–5.10	–5.10	–5.09	–5.09	–4.86	–5.20	–4.61	–4.15

5 years	–6.33	–11.74	–9.74	–11.55	–9.66	–9.66	–8.62	–11.81	–7.46	–5.14
Annual average	–1.30	–2.47	–2.03	–2.42	–2.01	–2.01	–1.79	–2.48	–1.54	–1.05

3 years	–18.22	–22.95	–20.06	–22.46	–19.96	–19.96	–19.42	–22.26	–18.83	–17.62
Annual average	–6.48	–8.32	–7.19	–8.13	–7.15	–7.15	–6.94	–8.05	–6.72	–6.26

1 year	28.67	21.26	27.72	22.72	27.94	26.94	28.02	23.60	28.41	29.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Class B share performance does not assume conversion to class A shares.

Comparative index returns For periods ended 7/31/10

		Lipper Mid-Cap Growth Funds
	Russell Midcap Growth Index	category average*

Annual average (life of fund)	—†	8.47%

10 years	–6.63%	6.20
Annual average	–0.68	0.11

5 years	8.09	6.90
Annual average	1.57	1.22

3 years	–13.54	–15.11
Annual average	–4.74	–5.45

1 year	20.17	19.35

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/10, there were 434, 382, 328, 187, and 6 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell Midcap Growth Index, was introduced on 12/31/85, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $5,923 and $5,928, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $5,865 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $6,237 and $6,544, respectively.

Fund price and distribution information For the 12-month period ended 7/31/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$7.36	$7.81	$6.24	$6.80	$6.71	$6.95	$7.25	$7.72

7/31/10	9.47	10.05	7.97	8.70	8.59	8.90	9.31	9.96

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/3/68)		(3/1/93)		(7/26/99)		(12/8/94)		(1/21/03)	(3/28/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.32%	8.16%	7.36%	7.36%	7.50%	7.50%	7.63%	7.54%	8.05%	8.42%

10 years	–45.06	–48.22	–49.03	–49.03	–48.96	–48.96	–47.68	–49.50	–46.28	–43.65
Annual average	–5.81	–6.37	–6.52	–6.52	–6.50	–6.50	–6.27	–6.60	–6.02	–5.57

5 years	–8.54	–13.80	–11.93	–13.69	–11.82	–11.82	–10.66	–13.79	–9.63	–7.40
Annual average	–1.77	–2.93	–2.51	–2.90	–2.48	–2.48	–2.23	–2.92	–2.00	–1.53

3 years	–27.79	–31.92	–29.44	–31.56	–29.32	–29.32	–28.82	–31.30	–28.30	–27.25
Annual average	–10.28	–12.03	–10.97	–11.87	–10.92	–10.92	–10.71	–11.76	–10.50	–10.06

1 year	26.72	19.40	25.82	20.82	25.87	24.87	26.28	21.79	26.52	27.16

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/09*	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Annualized expense ratio for the six-month period
ended 7/31/10†	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Vista Fund from February 1, 2010, to July 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.35	$11.30	$11.30	$9.98	$8.67	$6.03

Ending value (after expenses)	$1,132.80	$1,128.90	$1,129.90	$1,130.30	$1,131.20	$1,134.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2010, use the following calculation method. To find the value of your investment on February 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.95	$10.69	$10.69	$9.44	$8.20	$5.71

Ending value (after expenses)	$1,017.90	$1,014.18	$1,014.18	$1,015.42	$1,016.66	$1,019.14

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of
strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 17th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	64th

Three-year period	89th

Five-year period	88th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 474, 425 and 353 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including that in April 2010, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Vista Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Vista Fund (the fund), including the fund’s portfolio, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Vista Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 16, 2010

The fund’s portfolio 7/31/10

COMMON STOCKS (96.7%)*	Shares	Value

Advertising and marketing services (0.6%)
Omnicom Group, Inc.	171,000	$6,371,460

		6,371,460
Aerospace and defense (2.8%)
BE Aerospace, Inc. †	214,800	6,315,120

Goodrich Corp.	104,800	7,636,776

L-3 Communications Holdings, Inc.	69,700	5,090,888

MTU Aero Engines Holding AG (Germany)	111,000	6,457,212

Precision Castparts Corp.	38,678	4,726,065

		30,226,061
Automotive (0.7%)
Lear Corp. †	94,300	7,371,431

		7,371,431
Banking (2.4%)
Fifth Third Bancorp	805,600	10,239,176

Huntington Bancshares, Inc.	1,458,700	8,839,722

SVB Financial Group †	156,600	6,763,554

		25,842,452
Biotechnology (3.7%)
Alexion Pharmaceuticals, Inc. †	197,900	10,757,844

Amylin Pharmaceuticals, Inc. †	335,300	6,343,876

BioMarin Pharmaceuticals, Inc. †	423,700	9,257,845

Dendreon Corp. †	196,200	6,456,942

Human Genome Sciences, Inc. †	145,000	3,761,300

United Therapeutics Corp. †	51,300	2,508,057

		39,085,864
Broadcasting (1.1%)
CBS Corp. Class B	261,700	3,867,926

DISH Network Corp. Class A	414,100	8,315,128

		12,183,054
Building materials (1.5%)
Lennox International, Inc.	174,400	7,616,048

Masco Corp.	829,107	8,523,220

		16,139,268
Cable television (1.2%)
Liberty Global, Inc. Class A †	456,100	13,340,925

		13,340,925
Chemicals (2.0%)
Albemarle Corp.	99,900	4,357,638

Celanese Corp. Ser. A	163,900	4,603,951

Cytec Industries, Inc.	123,300	6,155,136

Huntsman Corp.	550,600	5,764,782

		20,881,507
Coal (0.7%)
Alpha Natural Resources, Inc. †	201,000	7,704,330

		7,704,330
Combined utilities (0.6%)
El Paso Corp.	558,300	6,878,256

		6,878,256
Commercial and consumer services (1.7%)
Expedia, Inc.	149,300	3,386,124

Plexus Corp. †	139,000	4,058,800

COMMON STOCKS (96.7%)* cont.	Shares	Value

Commercial and consumer services cont.
Priceline.com, Inc. †	27,600	$6,193,440

Sotheby’s Holdings, Inc. Class A	187,500	5,086,875

		18,725,239
Communications equipment (0.6%)
F5 Networks, Inc. †	67,100	5,893,393

		5,893,393
Computers (4.4%)
Hewlett-Packard Co.	222,300	10,234,692

IBM Corp.	91,800	11,787,120

Polycom, Inc. †	352,999	10,477,010

Riverbed Technology, Inc. †	116,200	4,309,858

SMART Technologies, Inc. Class A (Canada) †	96,901	1,491,306

Xerox Corp.	901,600	8,781,584

		47,081,570
Conglomerates (0.8%)
3M Co.	55,900	4,781,686

Danaher Corp.	93,800	3,602,858

		8,384,544
Consumer goods (2.3%)
Estee Lauder Cos., Inc. (The) Class A	97,700	6,081,825

Fortune Brands, Inc.	256,104	11,237,844

Newell Rubbermaid, Inc.	495,100	7,674,050

		24,993,719
Consumer services (1.6%)
Avis Budget Group, Inc. †	712,400	8,791,016

Netflix, Inc. †	34,881	3,577,047

WebMD Health Corp. Class A †	99,500	4,603,865

		16,971,928
Electric utilities (0.1%)
EnerNOC, Inc. †	47,200	1,573,648

		1,573,648
Electrical equipment (0.2%)
GrafTech International, Ltd. †	163,900	2,569,952

		2,569,952
Electronics (6.2%)
Altera Corp.	441,700	12,243,924

Gentex Corp.	463,600	8,933,572

Jabil Circuit, Inc.	384,600	5,580,546

Marvell Technology Group, Ltd. †	456,700	6,813,964

SanDisk Corp. †	228,800	9,998,560

Sensata Technologies Holding NV (Netherlands) †	233,100	3,776,220

Silicon Laboratories, Inc. †	220,300	8,823,015

Texas Instruments, Inc.	168,600	4,162,734

Trimble Navigation, Ltd. †	221,000	6,269,770

		66,602,305
Energy (oil field) (2.0%)
Cameron International Corp. †	116,500	4,612,235

Core Laboratories NV (Netherlands)	50,200	3,877,950

Dril-Quip, Inc. †	78,000	4,077,840

National Oilwell Varco, Inc.	86,000	3,367,760

Oceaneering International, Inc. †	98,400	4,868,832

Petroleum Geo-Services ASA (Norway) †	117,900	1,059,963

		21,864,580

COMMON STOCKS (96.7%)* cont.	Shares	Value

Engineering and construction (0.7%)
Foster Wheeler AG (Switzerland) †	135,500	$3,119,210

Shaw Group, Inc. †	150,600	4,825,224

		7,944,434
Financial (2.5%)
AerCap Holdings NV (Netherlands) †	452,649	5,893,490

Assurant, Inc.	352,500	13,144,725

NYSE Euronext	250,700	7,262,779

		26,300,994
Food (0.5%)
Corn Products International, Inc.	129,100	4,304,194

Smithfield Foods, Inc. †	81,865	1,166,576

		5,470,770
Forest products and packaging (1.0%)
International Paper Co.	131,600	3,184,720

Sino-Forest Corp. (Hong Kong) †	487,700	7,503,077

		10,687,797
Gaming and lottery (1.7%)
Las Vegas Sands Corp. †	681,555	18,306,567

		18,306,567
Health-care services (3.1%)
AmerisourceBergen Corp.	257,400	7,714,278

Cerner Corp. †	95,800	7,419,710

Coventry Health Care, Inc. †	389,300	7,719,819

Lincare Holdings, Inc.	140,400	3,335,904

Universal Health Services, Inc. Class B	199,100	7,161,627

		33,351,338
Insurance (0.2%)
Lincoln National Corp.	99,889	2,601,110

		2,601,110
Investment banking/Brokerage (0.4%)
Waddell & Reed Financial, Inc. Class A	166,100	3,958,163

		3,958,163
Lodging/Tourism (1.0%)
Wyndham Worldwide Corp.	439,169	11,211,985

		11,211,985
Machinery (3.6%)
AGCO Corp. †	358,100	12,447,556

Cummins, Inc.	76,300	6,074,243

Joy Global, Inc.	109,199	6,483,145

Lincoln Electric Holdings, Inc.	100,000	5,522,000

Parker Hannifin Corp.	122,600	7,615,912

		38,142,856
Manufacturing (0.4%)
Ingersoll-Rand PLC	102,100	3,824,666

		3,824,666
Media (1.4%)
Dolby Laboratories, Inc. Class A †	139,000	8,822,330

Time Warner, Inc.	179,600	5,650,216

		14,472,546
Medical technology (4.9%)
Align Technology, Inc. †	123,220	2,137,867

Baxter International, Inc.	25,800	1,129,266

Bruker BioSciences Corp. †	397,998	5,241,634

Covidien PLC (Ireland)	138,100	5,153,892

COMMON STOCKS (96.7%)* cont.	Shares	Value

Medical technology cont.
Hologic, Inc. †	644,500	$9,113,230

Kinetic Concepts, Inc. †	183,000	6,498,330

Life Technologies Corp. †	108,900	4,681,611

Mettler-Toledo International, Inc. †	58,300	6,809,440

PerkinElmer, Inc.	303,100	5,898,326

ResMed, Inc. †	39,400	2,588,186

Thermo Fisher Scientific, Inc. †	66,600	2,987,676

		52,239,458
Metals (2.1%)
Carpenter Technology Corp.	156,100	5,455,695

Cliffs Natural Resources, Inc.	85,400	4,831,078

Goldcorp, Inc. (Toronto Exchange) (Canada)	110,700	4,332,798

Molycorp, Inc. †	185,500	2,289,070

U.S. Steel Corp.	125,000	5,541,250

		22,449,891
Office equipment and supplies (0.4%)
Avery Dennison Corp.	119,700	4,291,245

		4,291,245
Oil and gas (3.2%)
Anadarko Petroleum Corp.	124,300	6,110,588

Atlas Energy, Inc. †	146,734	4,341,859

EOG Resources, Inc.	70,100	6,834,750

Oil States International, Inc. †	127,256	5,846,141

QEP Resources, Inc. †	190,600	6,560,452

SM Energy Co.	99,200	4,108,864

		33,802,654
Pharmaceuticals (0.3%)
Shire PLC ADR (Ireland)	46,300	3,188,681

		3,188,681
Power producers (0.4%)
AES Corp. (The) †	447,400	4,612,694

		4,612,694
Railroads (1.2%)
Kansas City Southern †	336,358	12,344,339

		12,344,339
Real estate (2.1%)
Apartment Investment & Management Co. Class A R	261,190	5,607,749

Brookfield Properties Corp.	725,051	10,904,767

Jones Lang LaSalle, Inc.	29,429	2,279,570

SL Green Realty Corp. R	53,500	3,222,840

		22,014,926
Restaurants (1.6%)
Darden Restaurants, Inc.	199,400	8,352,866

McDonald’s Corp.	118,500	8,263,005

		16,615,871
Retail (6.6%)
Bed Bath & Beyond, Inc. †	261,187	9,893,764

Big Lots, Inc. †	109,500	3,756,945

Coach, Inc.	139,200	5,146,224

Costco Wholesale Corp.	156,200	8,858,102

Dick’s Sporting Goods, Inc. †	80,900	2,128,479

Kohl’s Corp. †	89,700	4,277,793

COMMON STOCKS (96.7%)* cont.	Shares	Value

Retail cont.
O’Reilly Automotive, Inc. †	70,700	$3,484,096

Saks, Inc. †	1,224,054	10,049,483

Steven Madden, Ltd. †	78,276	3,023,802

Talbots, Inc. (The) †	334,149	3,839,372

TJX Cos., Inc. (The)	106,330	4,414,822

Urban Outfitters, Inc. †	156,100	5,020,176

Whole Foods Market, Inc. †	180,500	6,853,585

		70,746,643
Schools (0.4%)
Apollo Group, Inc. Class A †	98,400	4,539,192

		4,539,192
Semiconductor (1.1%)
Atmel Corp. †	201,239	1,052,480

KLA-Tencor Corp.	102,400	3,243,008

Lam Research Corp. †	175,000	7,383,250

		11,678,738
Shipping (0.6%)
United Parcel Service, Inc. Class B	100,700	6,545,500

		6,545,500
Software (6.2%)
Autodesk, Inc. †	399,900	11,813,046

BMC Software, Inc. †	189,900	6,756,642

Intuit, Inc. †	341,200	13,562,700

Oracle Corp.	227,700	5,382,828

Red Hat, Inc. †	358,866	11,537,542

VMware, Inc. Class A †	216,750	16,804,628

		65,857,386
Staffing (0.7%)
Robert Half International, Inc.	278,600	7,015,148

		7,015,148
Technology services (4.9%)
Check Point Software Technologies, Ltd. (Israel) †	434,700	14,788,494

Salesforce.com, Inc. †	232,500	23,005,875

Unisys Corp. †	307,158	8,296,338

VeriSign, Inc. †	114,000	3,209,100

Western Union Co. (The)	204,800	3,323,904

		52,623,711
Telecommunications (3.3%)
Aruba Networks, Inc. †	670,100	11,378,298

Iridium Communications, Inc. †	422,000	4,350,820

NII Holdings, Inc. †	422,100	15,811,866

Sprint Nextel Corp. †	893,200	4,081,924

		35,622,908
Textiles (1.0%)
Hanesbrands, Inc. †	158,000	3,957,900

VF Corp.	81,300	6,449,529

		10,407,429
Trucks and parts (2.0%)
Autoliv, Inc. (Sweden) †	140,800	8,087,552

WABCO Holdings, Inc. †	349,200	13,507,053

		21,594,605

Total common stocks (cost $958,498,045)		$1,035,149,731

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Health Management Associates, Inc. Class A (Call)	Jan-11/$30.00	402,671	$257,750

Total purchased options outstanding (cost $1,052,985)			$257,750

CONVERTIBLE PREFERRED STOCKS (—%)*		Shares	Value

UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00,
cost $10,451,238) (Private) F ‡ †		125,000	$1,250

Total convertible preferred stocks (cost $10,451,238)			$1,250

SHORT-TERM INVESTMENTS (3.0%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.12% [e]		26,729,696	$26,729,696

SSgA Prime Money Market Fund 0.20% [i] P		269,000	269,000

U.S. Treasury Bills, for effective yields ranging from 0.26% to 0.28%,
December 16, 2010 ##		$1,420,000	1,418,253

U.S. Treasury Bills, for effective yields ranging from 0.26% to 0.31%,
March 10, 2011		2,085,000	2,083,686

U.S. Treasury Bills, for effective yields ranging from 0.23% to 0.25%,
November 18, 2010 #		1,693,000	1,692,222

U.S. Treasury Bill for an effective yield of 0.24%, August 26, 2010 #		140,000	139,976

Total short-term investments (cost $32,330,834)			$32,332,833

TOTAL INVESTMENTS

Total investments (cost $1,002,333,102)			$1,067,741,564

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,070,236,395.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $1,250, or less than 0.1% of net assets.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $21,228,474 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS at 7/31/10 (aggregate face value $3,029,980)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

UBS AG

	Euro	Sell	8/18/10	$3,125,580	$3,029,980	$(95,600)

Total						$(95,600)

FUTURES CONTRACTS OUTSTANDING at 7/31/10

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

NASDAQ 100 Index E-Mini (Long)	19	$707,655	Sep-10	$1,326

Russell 2000 Index Mini (Long)	1	64,960	Sep-10	88

S&P 500 Index (Long)	1	274,575	Sep-10	21

S&P Mid Cap 400 Index E-Mini (Long)	31	2,352,280	Sep-10	10,839

Total				$12,274

WRITTEN OPTIONS OUTSTANDING at 7/31/10 (premiums received $509,328)

	Contract	Expiration date/
	amount	strike price	Value

F5 Networks, Inc. (Call) F	67,100	Aug-10/$75.00	$885,858

Health Management Associates, Inc. Class A (Call)	402,671	Jan-11/40.00	27,583

Total			$913,441

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 based on the securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/10

		Fixed payments	Total return
Swap counterparty/	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets 118,111	4/12/11	(3 month USD-	A basket	$757,279
		LIBOR-BBA)	(GSCBRETE) of
			common stocks

Total				$757,279

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$54,019,195	$—	$—

Capital goods	108,593,819	—	—

Communication services	48,963,833	—	—

Conglomerates	8,384,544	—	—

Consumer cyclicals	170,223,935	—	—

Consumer staples	91,318,315	—	—

Energy	63,371,564	—	—

Financial	80,717,645	—	—

Health care	127,865,341	—	—

Technology	249,737,103	—	—

Transportation	18,889,839	—	—

Utilities and power	13,064,598	—	—

Total common stocks	1,035,149,731	—	—
Convertible preferred stocks	—	—	1,250

Purchased options outstanding	—	257,750	—

Short-term investments	26,998,696	5,334,137	—

Totals by level	$1,062,148,427	$5,591,887	$1,250

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(95,600)	$—

Futures contracts	12,274	—	—

Written options	—	(913,441)	—

Total return swap contracts	—	757,279	—

Totals by level	$12,274	$(251,762)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $975,603,406)	$1,041,011,868
Affiliated issuers (identified cost $26,729,696) (Note 6)	26,729,696

Cash	145,760

Dividends, interest and other receivables	663,674

Receivable for shares of the fund sold	107,126

Receivable for investments sold	10,515,132

Unrealized appreciation on swap contracts (Note 1)	757,279

Receivable for variation margin (Note 1)	13,885

Total assets	1,079,944,420

LIABILITIES

Payable for investments purchased	4,611,000

Payable for shares of the fund repurchased	1,395,081

Payable for compensation of Manager (Note 2)	526,202

Payable for investor servicing fees (Note 2)	214,277

Payable for custodian fees (Note 2)	18,182

Payable for Trustee compensation and expenses (Note 2)	646,510

Payable for administrative services (Note 2)	7,036

Payable for distribution fees (Note 2)	267,942

Unrealized depreciation on forward currency contracts (Note 1)	95,600

Written options outstanding, at value (premiums received $509,328) (Notes 1 and 3)	913,441

Collateral on certain derivative contracts, at value (Note 1)	269,000

Other accrued expenses	743,754

Total liabilities	9,708,025

Net assets	$1,070,236,395

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,926,287,037

Accumulated net investment loss (Note 1)	(661,679)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,921,067,607)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	65,678,644

Total — Representing net assets applicable to capital shares outstanding	$1,070,236,395

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($937,972,284 divided by 99,023,131 shares)	$9.47

Offering price per class A share (100/94.25 of $9.47)*	$10.05

Net asset value and offering price per class B share ($58,272,379 divided by 7,311,317 shares)**	$7.97

Net asset value and offering price per class C share ($19,305,345 divided by 2,220,239 shares)**	$8.70

Net asset value and redemption price per class M share ($14,377,304 divided by 1,673,650 shares)	$8.59

Offering price per class M share (100/96.50 of $8.59)*	$8.90

Net asset value, offering price and redemption price per class R share
($2,221,082 divided by 238,495 shares)	$9.31

Net asset value, offering price and redemption price per class Y share
($38,088,001 divided by 3,822,422 shares)	$9.96

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $61,615)	$9,032,010

Interest (including interest income of $52,238 from investments in affiliated issuers) (Note 6)	67,512

Securities lending	620,198

Total investment income	9,719,720

EXPENSES

Compensation of Manager (Note 2)	6,420,342

Investor servicing fees (Note 2)	3,990,126

Custodian fees (Note 2)	32,861

Trustee compensation and expenses (Note 2)	81,762

Administrative services (Note 2)	50,800

Distribution fees — Class A (Note 2)	2,323,574

Distribution fees — Class B (Note 2)	680,270

Distribution fees — Class C (Note 2)	196,053

Distribution fees — Class M (Note 2)	109,989

Distribution fees — Class R (Note 2)	11,105

Other	1,384,385

Total expenses	15,281,267

Expense reduction (Note 2)	(363,257)

Net expenses	14,918,010

Net investment loss	(5,198,290)

Net realized gain on investments (Notes 1 and 3)	330,580,193

Net realized loss on swap contracts (Note 1)	(1,242,221)

Net realized loss on futures contracts (Note 1)	(4,337,353)

Net realized loss on foreign currency transactions (Note 1)	(67,363)

Net realized gain on written options (Notes 1 and 3)	761,219

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(95,258)

Net unrealized depreciation of investments, futures contracts, swap contracts,
and written options during the year	(52,220,683)

Net gain on investments	273,378,534

Net increase in net assets resulting from operations	$268,180,244

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment loss	$(5,198,290)	$(3,278,592)

Net realized gain (loss) on investments
and foreign currency transactions	325,694,475	(471,774,885)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(52,315,941)	110,324,429

Net increase (decrease) in net assets resulting from operations	268,180,244	(364,729,048)

Increase in capital from settlement payments	1,155	242,750

Redemption fees (Note 1)	1,786	9,720

Increase (decrease) from capital share transactions (Notes 4 and 8)	(175,155,162)	20,491,661

Total increase (decrease) in net assets	93,028,023	(343,984,917)

NET ASSETS

Beginning of year	977,208,372	1,321,193,289

End of year (including accumulated net investment loss
of $661,679 and no monies, respectively)	$1,070,236,395	$977,208,372

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from				Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	fees[b]	reimbursements	end of period	value (%)[c]	(in thousands)	net assets (%)[d]	net assets (%)	(%)

Class A
July 31, 2010	$7.36	(.04)	2.15	2.11	—	— [b,e]	$9.47	28.67	$937,972	1.36	(.43)	185.63
July 31, 2009	10.49	(.02)	(3.11)	(3.13)	—	— [b,f,g]	7.36	(29.84)	820,184	1.36 [h]	(.29) [h]	273.37
July 31, 2008	11.58	(.04)	(1.05)	(1.09)	—	—	10.49	(9.41)	1,069,829	1.18 [h]	(.39) [h]	141.16
July 31, 2007	10.25	(.03)	1.36	1.33	—	—	11.58	12.98	1,565,310	1.11 [h]	(.30) [h]	110.80
July 31, 2006	10.11	(.01) [i]	.15	.14	—	—	10.25	1.39 [i]	1,773,483	.99 [h,i]	(.13) [h,i]	110.50

Class B
July 31, 2010	$6.24	(.09)	1.82	1.73	—	— [b,e]	$7.97	27.72	$58,272	2.11	(1.15)	185.63
July 31, 2009	8.96	(.06)	(2.66)	(2.72)	—	— [b,f,g]	6.24	(30.36)	71,238	2.11 [h]	(1.03) [h]	273.37
July 31, 2008	9.97	(.11)	(.90)	(1.01)	—	—	8.96	(10.13)	134,694	1.93 [h]	(1.13) [h]	141.16
July 31, 2007	8.89	(.10)	1.18	1.08	—	—	9.97	12.15	254,967	1.86 [h]	(1.04) [h]	110.80
July 31, 2006	8.83	(.08) [i]	.14	.06	—	—	8.89	.68 [i]	369,959	1.74 [h,i]	(.88) [h,i]	110.50

Class C
July 31, 2010	$6.80	(.10)	2.00	1.90	—	— [b,e]	$8.70	27.94	$19,305	2.11	(1.17)	185.63
July 31, 2009	9.77	(.07)	(2.90)	(2.97)	—	— [b,f,g]	6.80	(30.40)	17,557	2.11 [h]	(1.04) [h]	273.37
July 31, 2008	10.87	(.12)	(.98)	(1.10)	—	—	9.77	(10.12)	22,226	1.93 [h]	(1.14) [h]	141.16
July 31, 2007	9.70	(.11)	1.28	1.17	—	—	10.87	12.06	33,893	1.86 [h]	(1.05) [h]	110.80
July 31, 2006	9.63	(.09) [i]	.16	.07	—	—	9.70	.73 [i]	37,906	1.74 [h,i]	(.88) [h,i]	110.50

Class M
July 31, 2010	$6.71	(.07)	1.95	1.88	—	— [b,e]	$8.59	28.02	$14,377	1.86	(.93)	185.63
July 31, 2009	9.61	(.05)	(2.85)	(2.90)	—	— [b,f,g]	6.71	(30.18)	13,524	1.86 [h]	(.80) [h]	273.37
July 31, 2008	10.66	(.09)	(.96)	(1.05)	—	—	9.61	(9.85)	15,559	1.68 [h]	(.89) [h]	141.16
July 31, 2007	9.48	(.08)	1.26	1.18	—	—	10.66	12.45	23,971	1.61 [h]	(.80) [h]	110.80
July 31, 2006	9.40	(.06) [i]	.14	.08	—	—	9.48	.85 [i]	28,989	1.49 [h,i]	(.63) [h,i]	110.50

Class R
July 31, 2010	$7.25	(.06)	2.12	2.06	—	— [b,e]	$9.31	28.41	$2,221	1.61	(.67)	185.63
July 31, 2009	10.36	(.03)	(3.08)	(3.11)	—	— [b,f,g]	7.25	(30.02)	2,033	1.61 [h]	(.54) [h]	273.37
July 31, 2008	11.47	(.07)	(1.04)	(1.11)	—	—	10.36	(9.68)	2,263	1.43 [h]	(.64) [h]	141.16
July 31, 2007	10.18	(.06)	1.35	1.29	—	—	11.47	12.67	1,802	1.36 [h]	(.54) [h]	110.80
July 31, 2006	10.06	(.04) [i]	.16	.12	—	—	10.18	1.19 [i]	826	1.24 [h,i]	(.35) [h,i]	110.50

Class Y
July 31, 2010	$7.72	(.01)	2.25	2.24	—	— [b,e]	$9.96	29.02	$38,088	1.11	(.10)	185.63
July 31, 2009	10.98	— [b]	(3.26)	(3.26)	—	— [b,f,g]	7.72	(29.69)	52,672	1.11 [h]	(.04) [h]	273.37
July 31, 2008	12.09	(.02)	(1.09)	(1.11)	—	—	10.98	(9.18)	76,623	.93 [h]	(.13) [h]	141.16
July 31, 2007	10.68	(.01)	1.42	1.41	—	—	12.09	13.20	177,654	.86 [h]	(.04) [h]	110.80
July 31, 2006	10.50	.01 [i]	.17	.18	—	—	10.68	1.71 [i]	213,639	.74 [h,i]	.12 [h,i]	110.50

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

h Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.01%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

Putnam Vista Fund (the fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks selected for above-average growth potential. The fund may also trade securities for short-term profits.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009, through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund uses futures contracts to manage exposure to market risk. The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 126 on futures contracts for the reporting period. The fund had an average contract amount of approximately 1,300,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to manage foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $700,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to manage the fund’s exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $5,000,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $667,025 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level.

In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $981,458 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $875,772.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the fund had no securities out on loan.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $1,919,636,614 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the December 29, 2008 merger, the fund acquired $135,545,323 of capital loss carryovers acquired in connection with the acquisition of Putnam OTC & Emerging Growth Fund but does not include $5,291,158,582 of additional capital loss carryovers acquired in connection with the acquisition, which the fund will be unable to use due to limitations imposed by the Code. The amounts of the combined carryovers and the expiration dates are:

Loss carryover	Expiration

$1,486,627,510	July 31, 2011

14,127,368	July 31, 2012

68,905,279	July 31, 2016

320,446,454	July 31, 2017

29,530,003	July 31, 2018

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, net operating loss, realized built-in losses and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $4,536,611 to decrease accumulated net investment loss and $1,703,965,832 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,699,429,221.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$127,453,718
Unrealized depreciation	(62,250,341)

Net unrealized appreciation	65,203,377
Capital loss carryforward	(1,919,636,614)
Cost for federal income tax purposes	$1,002,538,187

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.74% of the first $5 billion, 0.69% of the next $5 billion, 0.64% of the next $10 billion, 0.59% of the next $10 billion, 0.54% of the next $50 billion, 0.52% of the next $50 billion, 0.51% of the next $100 billion, and 0.505% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell Midcap Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective November 30, 2009, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,326 under the expense offset arrangements and by $360,931 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $746, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $51,191 and $664 from the sale of class A and class M shares, respectively, and received $65,237 and $2,568 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $30 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,905,726,343 and $2,097,961,956, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received
Written options outstanding
at the beginning of the reporting period	3,673,549	$2,417,321

Options opened	10,829,144	7,371,448
Options exercised	(1,614,403)	(3,290,683)
Options expired	(5,792,978)	(2,626,995)
Options closed	(6,625,541)	(3,361,763)

Written options outstanding
at the end of the reporting period	469,771	$509,328

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	6,455,912	$57,667,873	10,460,823	$71,602,812

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam OTC & Emerging
Growth Fund	—	—	34,850,897	213,130,663

	6,455,912	57,667,873	45,311,720	284,733,475

Shares repurchased	(18,919,244)	(167,425,360)	(35,837,467)	(237,806,566)

Net increase (decrease)	(12,463,332)	$(109,757,487)	9,474,253	$46,926,909

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	575,156	$4,286,329	868,549	$4,949,528

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam OTC & Emerging
Growth Fund	—	—	5,470,636	28,492,712

	575,156	4,286,329	6,339,185	33,442,240

Shares repurchased	(4,685,997)	(34,951,968)	(9,949,404)	(58,801,151)

Net decrease	(4,110,841)	$(30,665,639)	(3,610,219)	$(25,358,911)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	214,321	$1,780,380	281,850	$1,697,768

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam OTC & Emerging
Growth Fund	—	—	949,061	5,390,479

	214,321	1,780,380	1,230,911	7,088,247

Shares repurchased	(574,555)	(4,715,359)	(924,875)	(5,739,532)

Net increase (decrease)	(360,234)	$(2,934,979)	306,036	$1,348,715

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	85,839	$680,691	111,799	$697,151

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam OTC & Emerging
Growth Fund	—	—	881,209	4,925,961

	85,839	680,691	993,008	5,623,112

Shares repurchased	(429,081)	(3,402,465)	(595,907)	(3,736,649)

Net increase (decrease)	(343,242)	$(2,721,774)	397,101	$1,886,463

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	64,798	$560,256	150,710	$958,898

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam OTC & Emerging
Growth Fund	—	—	55,382	334,267

	64,798	560,256	206,092	1,293,165

Shares repurchased	(106,677)	(914,712)	(144,106)	(905,607)

Net increase (decrease)	(41,879)	$(354,456)	61,986	$387,558

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	663,952	$6,105,972	3,062,499	$20,806,846

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam OTC & Emerging
Growth Fund	—	—	1,458,518	9,343,847

	663,952	6,105,972	4,521,017	30,150,693

Shares repurchased	(3,664,262)	(34,826,799)	(4,678,385)	(34,849,766)

Net decrease	(3,000,310)	$(28,720,827)	(157,368)	$(4,699,073)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$95,600

	Investments,
	Receivables, Net
	assets — Unrealized
	appreciation /
Equity contracts	(depreciation)	1,027,303*	Payables	913,441

Total		$1,027,303		$1,009,041

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign
exchange
contracts	$—	$—	$—	$(32,178)	$—	$(32,178)

Equity
contracts	4,425,335	(56,176)	(4,337,353)	—	(1,242,221)	$(1,210,415)

Total	$4,425,335	$(56,176)	$(4,337,353)	$(32,178)	$(1,242,221)	$(1,242,593)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(95,600)	$—	$(95,600)

Equity contracts	(586,260)	12,274	—	757,279	183,293

Total	$(586,260)	$12,274	$(95,600)	$757,279	$87,693

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $52,238 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $609,190,483 and $582,460,787, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Acquisition of Putnam OTC & Emerging Growth Fund

On December 29, 2008, the fund issued 34,850,897, 5,470,636, 949,061, 881,209, 55,382 and 1,458,518 class A, class B, class C, class M, class R and class Y shares, respectively, for 40,268,975, 6,243,032, 1,095,467, 1,014,742, 63,963 and 1,697,719 class A, class B, class C, class M, class R and class Y shares of Putnam OTC & Emerging Growth Fund to acquire that fund’s net assets in a tax-free exchange. The net assets of the fund and Putnam OTC & Emerging Growth Fund on December 26, 2008, were $686,896,227 and $261,617,927, respectively. On December 26, 2008, Putnam OTC & Emerging Growth Fund had undistributed net investment loss of $432,279, accumulated net realized loss of $5,385,247,669 and unrealized depreciation of $52,262,221. The aggregate net assets of the fund immediately following the acquisition were $948,514,154.

Information presented in the Statement of changes in net assets for the period ended July 31, 2009 reflect only the operations of Putnam Vista Fund.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Multi-Cap Growth Fund (formerly Putnam New Opportunities Fund). The fund is closed to new investors, effective July 15, 2010, and the merger is expected to occur in late September 2010, but no later than December 31, 2010.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	88,646,900	4,493,271

Jameson A. Baxter	88,680,831	4,459,341

Charles B. Curtis	88,661,867	4,478,305

Robert J. Darretta	88,670,869	4,469,302

Myra R. Drucker	88,663,792	4,476,380

John A. Hill	88,659,306	4,480,866

Paul L. Joskow	88,748,527	4,391,645

Elizabeth T. Kennan*	88,493,221	4,646,950

Kenneth R. Leibler	88,712,973	4,427,198

Robert E. Patterson	88,660,070	4,480,102

George Putnam, III	88,655,854	4,484,317

Robert L. Reynolds	88,812,750	4,327,421

W. Thomas Stephens	88,736,954	4,403,218

Richard B. Worley	88,637,612	4,502,560

* Dr. Kennan retired from the Board of Trustees of the Putnam Funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

63,835,479	3,699,342	2,040,363	23,564,988

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

63,890,434	3,482,195	2,202,554	23,564,988

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

63,903,224	3,567,362	2,104,596	23,564,989

A proposal to amend the fundamental investment restrictions with respect to borrowing was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

63,156,878	4,284,062	2,134,242	23,564,990

A proposal to amend the fundamental investment restrictions with respect to making loans was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

63,280,420	4,201,348	2,093,414	23,564,990

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

††Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three invest-
Tax Exempt Money Market Fund†	ment portfolios that spread your money across
Tax-Free High Yield Fund	a variety of stocks, bonds, and money market
investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector*	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	James P. Pappas
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Kenneth R. Leibler
One Post Office Square	Robert E. Patterson	Francis J. McNamara, III
Boston, MA 02109	George Putnam, III	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Investment Sub-Manager	W. Thomas Stephens
Putnam Investments Limited	Richard B. Worley	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Officers	Chief Compliance Officer
Robert L. Reynolds
Marketing Services	President	Mark C. Trenchard
Putnam Retail Management		Vice President and
One Post Office Square	Jonathan S. Horwitz	BSA Compliance Officer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Assistant Treasurer
State Street Bank	Compliance Liaison
and Trust Company		Michael Higgins
	Steven D. Krichmar	Vice President
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Independent Registered	Janet C. Smith	Assistant Treasurer and
Public Accounting Firm	Vice President, Principal	Proxy Manager
KPMG LLP	Accounting Officer and
Assistant Treasurer
Trustees
John A. Hill, Chairman	Susan G. Malloy
Jameson A. Baxter,	Vice President and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Beth S. Mazor
Charles B. Curtis	Vice President
Robert J. Darretta

This report is for the information of shareholders of Putnam Vista Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN015 262965 9/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$38,062	$--	$3,800	$-
July 31, 2009	$38,499	$--	$3,800	$-

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,800 and $ 3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ -	$ -	$ -
July 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Vista Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2010